                                                                 Exhibit 10.130d
                                                                   Tiffany & Co.
                                                             Report on Form 10-K

                                  TIFFANY & CO.

                                 AMENDMENT NO. 3

      AMENDMENT NO. 3 (this "Amendment"), dated as of January 27, 2005, to the Credit Agreement, dated as of November 5, 2001, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the other Borrowers party thereto, the Lenders party thereto and The Bank of New York, as Administrative Agent (as amended by Amendment No. 1, dated as of April 12, 2002, and Amendment No. 2, dated as of June 30, 2003, the "Credit Agreement").

      Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

      In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the Parent, the Borrowers and the Administrative Agent hereby agree as follows:

      1. Section 8.8 of the Credit Agreement is hereby amended by deleting the amount "$200,000,000" referred to in clause (iii) thereof and replacing it with the amount "$300,000,000".

      2. This Amendment shall become effective immediately upon receipt by the Administrative Agent of this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Required Lenders and the Administrative Agent.

      3. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

      4. In order to induce the Administrative Agent to execute this Amendment and the Required Lenders to consent hereto, the Parent and the Borrowers each hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are and will be true and correct in all respects, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exist under the Loan Documents, and
(c) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

      4. Each of the Parent and the Borrowers hereby (a) reaffirms and admits the validity, enforceability and continuation of all the Loan Documents to which it is a party and its obligations thereunder, (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations under the Loan Documents to which it is a party and each of the Guarantors hereby consents to this Agreement and (c) in its capacity as a Guarantor, consents to this Amendment.

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      5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      6. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature pages follow]

                                  TIFFANY & CO.
                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

      The parties have caused this Amendment to be duly executed as of the date first written above.

                                      TIFFANY & CO., a Delaware corporation

                                      By:    /s/ James N. Fernandez
                                          -------------------------------------
                                      Name:  James N. Fernandez
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                      TIFFANY AND COMPANY, a New York
                                      corporation

                                      By:    /s/ Patrick B. Dorsey
                                          -------------------------------------
                                      Name:  Patrick B. Dorsey
                                      Title: Senior Vice President, General
                                             Counsel and Secretary

                                      TIFFANY & CO. INTERNATIONAL, a
                                      Delaware corporation

                                      By:    /s/ Patrick B. Dorsey
                                          -------------------------------------
                                      Name:  Patrick B. Dorsey
                                      Title: Vice President and Secretary

                                      SOCIETE FRANCAISE POUR LE
                                      DEVELOPMENT DE LA PORCELAINE
                                      D'ART (S.A.R.L.), a French corporation

                                      By:    /s/ James N. Fernandez
                                          -------------------------------------
                                      Name:  James N. Fernandez
                                      Title: Authorized Signatory

                                      TIFFANY & CO. ITALIA S.P.A., an Italian
                                      corporation

                                      By:    /s/ James N. Fernandez
                                          -------------------------------------
                                      Name:  James N. Fernandez
                                      Title: Attorney in Fact

                                  TIFFANY & CO.
                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

                                      TIFFANY & CO. JAPAN INC., a
                                      Delaware corporation

                                      By:    /s/ Patrick B. Dorsey
                                          -------------------------------------
                                      Name:  Patrick B. Dorsey
                                      Title: Vice President and Secretary

                                      TIFFANY & CO. PTE., LTD., a Singapore
                                      corporation

                                      By:    /s/ James N. Fernandez
                                          -------------------------------------
                                      Name:  James N. Fernandez
                                      Title: Authorized Signatory

                                      TIFFANY & CO., a United Kingdom
                                      corporation

                                      By:    /s/ James N. Fernandez
                                          -------------------------------------
                                      Name:  James N. Fernandez
                                      Title: Chief Financial Officer

                                      TIFFANY & CO. WATCH CENTER AG, a
                                      Swiss corporation

                                      By:    /s/ James N. Fernandez
                                          -------------------------------------
                                      Name:  James N. Fernandez
                                      Title: Authorized Signatory

                                      TIFFANY KOREA LTD., a Korean
                                      corporation

                                      By:    /s/ James N. Fernandez
                                          ------------------------------------
                                      Name:  James N. Fernandez
                                      Title: Chief Financial Officer

                                  TIFFANY & CO.
                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

                                      TIFFANY & CO. MEXICO, S.A. de C.V., a
                                      Mexican corporation

                                      By:    /s/ James N. Fernandez
                                          -------------------------------------
                                      Name:  James N. Fernandez
                                      Title: Vice President


                                      TIFFANY & CO. OF NEW YORK LIMITED,
                                      a Hong Kong corporation

                                      By:    /s/ James N. Fernandez
                                          ------------------------------------
                                      Name:  James N. Fernandez
                                      Title: Attorney by a Power of Attorney


                                      SINDAT LIMITED, a Hong Kong
                                      corporation


                                      By:    /s/ James N. Fernandez
                                          ------------------------------------
                                      Name:  James N. Fernandez
                                      Title: Attorney by a Power of Attorney

                                      THE BANK OF NEW YORK, as
                                      Administrative Agent

                                      /s/ Johna M. Fidanza
                                      ------------------------------------------
                                      Johna M. Fidanza
                                      Vice President

                                  TIFFANY & CO.
                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

THE BANK OF NEW YORK, individually

/s/ Johna M. Fidanza
-------------------------
Johna M. Fidanza
Vice President

                                  TIFFANY & CO.
                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

ABN AMRO BANK N.V.

By: /s/  Ronald C. Spurga
    --------------------------------
Name:    Ronald C. Spurga
Title:   Vice President

         /s/ Frederick G. Jennings
         Frederick G. Jennings
         Vice President

                                  TIFFANY & CO.
                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

JPMORGAN CHASE BANK, N.A.

By:    /s/ Susan H. Atha
    -----------------------
Name:  Susan H. Atha
Title: Vice President

                                  TIFFANY & CO.
                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

MIZUHO CORPORATE BANK, LTD.

By:    /s/ Bertram H. Tang
   --------------------------------------------------
Name:  Bertram H. Tang
Title: Senior Vice President & Team Leader

                                  TIFFANY & CO.
                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

U.S. BANK, NATIONAL ASSOCIATION

By:    /s/ John Franceschi
    ------------------------
Name:  John Franceschi
Title: Vice President

                                  TIFFANY & CO.
                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

FLEET NATIONAL BANK/
FLEET PRECIOUS METALS INC.

By:    /s/ Anthony J. Capuano
   ------------------------------------
Name:  Anthony J. Capuano
Title: Senior Vice President

By: /s/ Sharon A. Delfino
   ---------------------------------
Name:   Sharon A. Delfino
Title:  VP.